                                                                     EXHIBIT 4.9

                             LETTER OF TRANSMITTAL
     TO ACCOMPANY COMMON SHARE PURCHASE WARRANTS EXPIRING JANUARY 26, 2006
                        WITH AN EXERCISE PRICE OF $4.50
                                       OF

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME ON ________, 2005, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                             ---------------------

                      The Transfer Agent for the Offer is:
                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                         For Account Information Call:
                    Toll Free: 877-248-6417 or 718-921-8317

    By First Class Mail or Overnight Courier:                              By Hand:
     American Stock Transfer & Trust Company               American Stock Transfer & Trust Company
                Operations Center                                       59 Maiden Lane
                 6201 15th Avenue                                     New York, NY 10038
                Brooklyn, NY 11219                             Attn: Reorganization Department
         Attn: Reorganization Department

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRANSFER AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

-------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF WARRANTS TENDERED
-------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S):                              WARRANTS(S) TENDERED
           (PLEASE FILL IN, IF BLANK)                           (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL NUMBER OF
                                                                                   WARRANTS                  NUMBER OF
                                                        CERTIFICATE             REPRESENTED BY                WARRANTS
                                                        NUMBER(S)*              CERTIFICATES*                TENDERED**
                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------
                                                  Total Warrants Tendered
-------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders who tender Warrants by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Warrants evidenced by any certificates delivered to the Transfer
   Agent are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by holders of Common Share Purchase Warrants expiring January 26, 2006 with an exercise price of $4.50 ("Old Warrants") of Rockwell Medical Technologies, Inc. if certificates for Old Warrants are to be forwarded herewith or, unless an Agent's Message (as defined
on page   of the Prospectus) is utilized, if delivery of Old Warrants is to be made by book-entry transfer to an account maintained by the Transfer Agent at
the Book-Entry Transfer Facility (as defined on page   of the Prospectus).

     Holders of Old Warrants whose certificates for Old Warrants are not immediately available, or who cannot complete the procedure for book-entry
transfer described on page   of the Prospectus on a timely basis, or who cannot
deliver all other required documents to the Transfer Agent prior to the
Expiration Date (as defined on page   of the Prospectus), must tender their Old
Warrants according to the guaranteed delivery procedure described on page   of
the Prospectus in order to participate in the Exchange Offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE TRANSFER AGENT.

                               TENDER OF WARRANTS

[ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE TRANSFER AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK ENTRY TRANSFER FACILITY MAY DELIVER WARRANTS BY BOOK-ENTRY TRANSFER):

   Name(s) of Tendering Institution:
--------------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TRANSFER AGENT AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

   Window Ticket # (if any):
--------------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     Pursuant to the Exchange Offer (as defined below) of Rockwell Medical Technologies, Inc. ("Rockwell"), the undersigned hereby tenders to Rockwell the above-described Old Warrants in exchange for Common Share Purchase Warrants
expiring January 26, 2006 with an exercise price of $     (New Warrants") upon
the terms and subject to the tender requirements set forth in the Prospectus dated ________, 2005 (the "Prospectus") and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Exchange Offer").

     Upon the terms and subject to the tender requirements of the Exchange Offer (and if the Exchange Offer is extended, the terms of any such extension), and effective upon the Expiration Date (as defined in the Prospectus), the undersigned hereby tenders and surrenders without restriction to Rockwell all right, title and interest in and to all of the Old Warrants that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Transfer Agent") as the undersigned's true and lawful agent and attorney-in-fact with respect to such Old Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver and surrender certificates for such Old Warrants or transfer ownership of such Old Warrants on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of surrender, transfer and authenticity, to Rockwell, and (ii) present such Old Warrants for surrender and transfer on the books of Rockwell.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender and surrender without restriction the Old Warrants tendered hereby for exchange and that, the undersigned has good, marketable and unencumbered title to such Old Warrants, free and clear of all liens, restrictions, charges and encumbrances. The undersigned will, upon request, execute and deliver any additional documents deemed by the Transfer Agent or Rockwell to be necessary or desirable to complete the tender and surrender of the Old Warrants tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender may be revoked prior to the Expiration Date.

     The undersigned understands that the valid tender of the Old Warrants pursuant to any of the procedures described in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Rockwell upon the terms of the Exchange Offer (and if the Exchange Offer is extended, the terms or conditions of any such extension). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Rockwell may not be required to accept for exchange any of the Old Warrants tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions" or "Special Delivery Instructions," please issue the certificate for New Warrants in the name(s) of, and deliver such certificate to, the registered holder(s) appearing above under "Description of Warrants Tendered." If one or both of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" is completed, please, as applicable, issue the certificate for New Warrants and, if appropriate, return any certificates evidencing Old Warrants not tendered or not accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of, and deliver such certificate(s) and, if appropriate, return any such certificates for Old Warrants (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Old Warrants tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Rockwell has no obligation, pursuant to the "Special Issuance Instructions" or "Special Payment Instructions," to transfer any Old Warrants from the name of the registered holder thereof if Rockwell does not accept for exchange any of the Old Warrants so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING WARRANTS THAT YOU OWN
    HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION 10.

NUMBER OF WARRANTS REPRESENTED BY THE LOST OR DESTROYED CERTIFICATES:

                         SPECIAL DELIVERY INSTRUCTIONS

     Complete ONLY if certificate(s) is to be mailed to some address other than the address reflected above. See Instruction 7. Mail to:

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

     Complete ONLY if certificate(s) is to be issued in a different name(s) than the name(s) of the registered holder of the Old Warrants surrendered. See Instruction 7.

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                           WARRANT HOLDER: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SIGNATURE(S) OF WARRANT HOLDER(S)

Dated: ------------------------------, 2005

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
--------------------------------------------------------------------------------
                               (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 1)

Authorized Signature:
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Date: ------------------------------ , 200

                                  INSTRUCTIONS
    FORMING PART OF THE TERMS AND TENDER REQUIREMENTS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name(s) appear(s) on a security position listing as the owner(s) of the Old Warrants) of Old Warrants tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Old Warrants if certificates for Old Warrants are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to an account maintained by the Transfer Agent at the Book-Entry Transfer Facility. Certificates evidencing tendered Old Warrants, or timely confirmation of a book-entry transfer of Old Warrants (a "Book-Entry Confirmation") into the Transfer Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Transfer Agent at one of its addresses set forth herein prior to the Expiration Date. Holders of Old Warrants whose certificates of Old Warrants are not immediately available, or who cannot complete the procedure for delivery by
book-entry transfer described on page   of the Prospectus on a timely basis or
who cannot deliver all other required documents to the Transfer Agent prior to the Expiration Date, may tender their Old Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed
delivery procedure described on page   of the Prospectus. Pursuant to such
procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Rockwell, must be received by the Transfer Agent prior to the Expiration Date and (iii) the certificates (or a Book-Entry Confirmation) evidencing all tendered Old Warrants, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Transfer Agent within three trading days after the date of execution of such Notice of the Guaranteed Delivery. If Old Warrant certificates are forwarded separately to the Transfer Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The method of delivery of this Letter of Transmittal, Old Warrant certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering holder and the delivery will be deemed made only when actually received by the Transfer Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     3. Inadequate Space. If the space provided herein is inadequate, the Old Warrant certificate numbers and/or the number of Old Warrants and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to holders of Old Warrants who tender by book-entry transfer). If fewer than all of the Old Warrants evidenced by any Old Warrant certificate are to be tendered, fill in the number of Old Warrants that are to be tendered in the box entitled "Number of Warrants Tendered." In this case, New Warrant Certificates for the Old Warrants that were evidenced by your Old Warrant certificates, but were not tendered by a holder, will be sent to such holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Old Warrants represented by certificates delivered to the Transfer Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holder(s) of the Old Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) of Old Warrants without alteration, enlargement or any change whatsoever.

     If any of the Old Warrants tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Old Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any Old Warrant certificates are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Rockwell of the authority of such person so to act must be submitted.

     6. Transfer Taxes. If surrendered Old Warrant certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any warrant transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Issuance and Delivery Instructions. If a New Warrant certificate is to be issued in the name of or delivered to, and, if appropriate, Old Warrant certificates not tendered or not accepted for exchange are to be issued or returned to, any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Substitute Form W-9: A non-exempt warrant holder is required to provide the Transfer Agent with such warrant holder's correct Taxpayer Identification Number ("TIN") on the enclosed Substitute Form W-9 (described in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9). If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. The surrendering warrant holder must check the box in Part 4 if a TIN has not been issued and the warrant holder has applied for a number or intends to apply for a number in the near future. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Transfer Agent.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other document enclosed, may be directed to the Transfer Agent at the address and phone numbers set forth above, or from brokers, dealers, commercial banks or trust companies.

     10. Lost, Destroyed or Stolen Certificates. If any certificate representing Old Warrants has been lost, destroyed or stolen, the holder should promptly notify American Stock Transfer and Trust Company, in its capacity as transfer agent for the Old Warrants (telephone number: (718) 921-8200 or (800) 937-5449). The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TRANSFER AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE TRANSFER AGENT OR WARRANTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE TRANSFER AGENT.

------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: AMERICAN TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX          Social Security Number OR
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING         Employer Identification Number
                            BELOW                                          ---------------------------------------
                            --------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY   PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
 INTERNAL REVENUE SERVICE    (See Page 2 of enclosed Guidelines)
    PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION
     NUMBER (TIN) AND                                                                  ---------------------------
       CERTIFICATION
                             --------------------------------------------------------------------------------------
                             PART 3 -- Certification Under Penalties of Perjury, I     PART 4 --
                             certify that:                                             Awaiting TIN  [ ]
                             (1) The number shown on this form is my current taxpayer
                                 identification number (or I am waiting for a number
                                 to be issued to me),
                             (2) I am not subject to backup withholding either
                             because I have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of failure to report all
                                 interest or dividends, or the IRS has notified me
                                 that I am no longer subject to backup withholding
                                 and
                             (3) I am a U.S. person (including a U.S. resident
                             alien).



                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                             SIGNATURE ------------------------------------------      DATE --------------------

                             NAME ------------------------------------------------------------------------------

                             ADDRESS ------------------------------------------------------------------------------

                             CITY ------------------------- STATE ---------------- ZIP CODE ---------------
-------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

                PAYER'S NAME: AMERICAN TRANSFER & TRUST COMPANY

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature: ------------------------------ Date: ------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

 -------------------------------------------------------------------------------
                                               GIVE THE SOCIAL
FOR THIS TYPE OF ACCOUNT:                      SECURITY NUMBER OF --
 -------------------------------------------------------------------------------
1.         An individual's account             The individual
2.         Two or more individuals (joint      The actual owner of the account
           account)                            or, if combined funds, the first
                                               individual on the account(1)
3.         Husband and wife (joint account)    The actual owner of the account
                                               or, if joint funds, the first
                                               individual on the account(1)
4.         Custodian account of a minor        The minor(2)
           (Uniform Gift to Minors Act)
5.         Adult and minor (joint account)     The adult or, if the minor is the
                                               only contributor, the minor(1)
6.         Account in the name of guardian or  The ward, minor, or incompetent
           committee for a designated ward,    person(3)
           minor, or incompetent person
7.         a. The usual revocable savings      The grantor-trustee(1)
              trust account (grantor is also
              trustee)
           b. So-called trust account that is  The actual owner(1)
              not a legal or valid trust
              under state law
---------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:                      IDENTIFICATION NUMBER OF --
 -------------------------------------------------------------------------------
    8.     Sole proprietorship account         The owner(4)
    9.     A valid trust, estate or pension    The legal entity(5)
           trust
   10.     Corporate account                   The corporation
   11.     Religious, charitable, or           The organization
           educational organization account
   12.     Partnership account held in the     The partnership
           name of the business
   13.     Association, club, or other tax-    The organization
           exempt organization
   14.     A broker or registered nominee      The broker or nominee
   15.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a state or
           local government, school district,
           or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  - An international organization or any agency or instrumentality thereof.

  - A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  - A corporation.

  - A financial institution.

  - A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

  - A real estate investment trust.

  - A common trust fund operated by a bank under Section 584(a).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

  - A middleman known in the investment community as a nominee or custodian.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A foreign central bank of issue.

  - A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under Section 1441.

  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  - Payments of patronage dividends where the amount received is not paid in money.

  - Payments made by certain foreign organizations.

  - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6045, 6050A and 6050N.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 3

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you are required by law, but fail, to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations required by law may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. -- If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

                    FOR ADDITIONAL INFORMATION CONTACT YOUR
                            INDEPENDENT TAX ADVISOR
                        OR THE INTERNAL REVENUE SERVICE.

NOTICE PURSUANT TO IRS CIRCULAR 230: ANY STATEMENTS OF U.S. TAX CONSEQUENCES IN THIS DOCUMENT ARE NOT INTENDED OR WRITTEN BY ROCKWELL OR ITS COUNSEL TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED UNDER U.S. TAX LAWS. THIS DISCUSSION IS PROVIDED TO SUPPORT THE PROMOTION OR MARKETING BY ROCKWELL OF THE EXCHANGE OFFER. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE EXCHANGE OFFER.

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